UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 20, 2013

Bimini Capital Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-32171	72-1571637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3305 Flamingo Drive, Vero Beach, Florida 32963
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (772) 231-1400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 20, 2013, Orchid Island Capital, Inc. (“Orchid”) closed its initial public offering of 2,360,000 shares of common stock at a price of $15.00 per share (the “Offering”).  Prior to the Offering, Orchid was a wholly-owned subsidiary of Bimini Capital Management, Inc. (the “Company”).  Immediately after the February 20, 2013 closing, the Company owned 981,665 shares, or 29.38%, of Orchid’s issued and outstanding shares of common stock.  The Company has agreed to pay offering expenses and the other costs of the Offering, including underwriting discounts and commissions of $2,478,000.

Orchid invests in residential mortgage-backed securities, the principal and interest payments of which are guaranteed by a U.S. Government agency or a U.S. Government-sponsored entity.  Orchid intends to conduct its operations so that it qualifies as a real estate investment trust (“REIT”).

Upon completion of the Offering, Orchid entered into a Management Agreement (the “Management Agreement”) with Bimini Advisors, LLC (the “Manager”).  The Manager is a wholly-owned subsidiary of the Company, and it is registered as an investment advisor with the Securities and Exchange Commission.  Pursuant to the Management Agreement, the Manager will receive fees for managing the day-to-day operations of Orchid, including the selection, purchase and sale of assets in Orchid’s investment portfolio.

Also upon completion of the Offering, Orchid, the Manager and the Company entered into an Investment Allocation Agreement (the “Allocation Agreement”).  Pursuant to the Allocation Agreement, targeted assets that are available in limited quantities will be allocated to the Company and Orchid based on specified investment allocation procedures and policies.

Material terms of the Management Agreement and Allocation Agreement are summarized below.

Management Agreement

The Management Agreement requires that the Manager oversee Orchid’s business affairs in conformity with its operating policies and investment guidelines.  The Manager at all times will be subject to the supervision and direction of the Orchid Board of Directors.  The Manager is responsible for (i) the selection, purchase and sale of assets in Orchid’s investment portfolio, (ii) financing and hedging activities and (iii) providing Orchid with investment advisory services.

Management Services.  The Manager is responsible for Orchid’s day-to-day operations and will perform such services and activities relating to Orchid’s assets and operations as may be appropriate, including, without limitation:

•
forming and maintaining Orchid’s investment committee, which will have the following responsibilities: (i) proposing the investment guidelines to Orchid’s Board of Directors, (ii) reviewing Orchid’s investment portfolio for compliance with its investment guidelines on a monthly basis, (iii) reviewing Orchid’s investment guidelines on a periodic basis, (iv) reviewing the diversification of Orchid’s investment portfolio and its hedging and financing strategies on a monthly basis, and (v) conducting or overseeing the provision of the management services;

•
serving as Orchid’s consultant with respect to the periodic review of its investments, borrowings and operations and other policies and recommendations with respect thereto, including, without limitation, the investment guidelines, in each case subject to the approval of Orchid’s Board of Directors;

•	serving as Orchid’s consultant with respect to the selection, purchase, monitoring and disposition of its investments;

•
serving as Orchid’s consultant with respect to decisions regarding any financings, hedging activities or borrowings undertaken by it, including (i) assisting is in developing criteria for debt and equity financing that is specifically tailored to Orchid’s investment objectives and (ii) advising Orchid with respect to obtaining appropriate financing for its investments;

•	purchasing and financing investments on Orchid’s behalf;

•	providing Orchid with portfolio management;

•
engaging and supervising, on Orchid’s behalf and at its expense, independent contractors that provide real estate, investment banking, securities brokerage, insurance, legal, accounting, transfer agent, registrar and such other services as may be required relating to its operations or investments (or potential investments);

•	providing executive and administrative personnel, office space and office services required in rendering services to Orchid;

•
performing and supervising the performance of administrative functions necessary to Orchid’s management as may be agreed upon by the Manager and Orchid’s Board of Directors, including, without limitation, the collection of revenues and the payment of Orchid’s debts and obligations and maintenance of appropriate information technology services to perform such administrative functions;

•
communicating on behalf of Orchid with the holders of its equity or debt securities as required to satisfy the reporting and other requirements of any governmental bodies or agencies or trading exchanges or markets and to maintain effective relations with such holders, including website maintenance, logo design, analyst presentations, investor conferences and annual meeting arrangements;

•	counseling Orchid's Board of Directors in connection with policy decisions;

•
evaluating and recommending hedging strategies and engaging in hedging activities on Orchid’s behalf, consistent with Orchid’s qualification and maintenance of its qualification as a REIT and with its investment guidelines;

•
counseling regarding Orchid’s qualification and maintenance of qualification as a REIT and monitoring compliance with the various REIT qualification tests and other rules set out in the Internal Revenue Code of 1986, as amended ("the "Code"), and U.S. Treasury regulations;

•
counseling regarding the maintenance of Orchid’s exemption from status as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and monitoring compliance with the requirements for maintaining such exemption;

•	furnishing reports and statistical and economic research to Orchid regarding the activities and services performed for by the Manager;

•
monitoring the operating performance of Orchid’s investments and providing periodic reports with respect thereto to Orchid’s Board of Directors, including comparative information with respect to such operating performance and budgeted or projected operating results;

•
investing and re-investing any of Orchid’s cash and securities (including in short-term investments, payment of fees, costs and expenses, or payments of dividends or distributions to stockholders and partners of Orchid) and advising Orchid with respect to capital structure and capital-raising activities;

•
causing Orchid to retain qualified accountants and legal counsel, as applicable, to (i) assist in developing appropriate accounting procedures, compliance procedures and testing systems with respect to financial reporting obligations and compliance with the provisions of the Code applicable to REITs and, if applicable, taxable REIT subsidiaries and (ii) conduct quarterly compliance reviews with respect thereto;

•	causing Orchid to qualify to do business in all jurisdictions in which such qualification is required and to obtain and maintain all appropriate licenses;

•
assisting is in complying with all applicable regulatory requirements in respect of Orchid’s business activities, including preparing or causing to be prepared all financial statements required under applicable regulations and contractual undertakings and all reports and documents, if any, required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the Securities Act of 1933, as amended (the “Securities Act”), or by stock exchange requirements as applicable;

•
taking all necessary actions to enable Orchid to make required tax filings and reports, including soliciting stockholders for required information to the extent necessary under the Code and U.S. Treasury regulations applicable to REITs;

•
handling and resolving all claims, disputes or controversies (including all litigation, arbitration, settlement or other proceedings or negotiations) in which Orchid may be involved or to which Orchid may be subject arising out of its day-to-day operations;

•
arranging marketing materials, advertising, industry group activities (such as conference participations and industry organization memberships) and other promotional efforts designed to promote Orchid’s business;

•
using commercially reasonable efforts to cause expenses incurred by or on Orchid’s behalf to be commercially reasonable or commercially customary and within any budgeted parameters or expense guidelines set by Orchid’s Board of Directors from time to time;

•
performing such other services as may be required from time to time for the management and other activities relating to Orchid’s assets and business as its Board of Directors shall reasonably request or the Manager shall deem appropriate under the particular circumstances; and

•	using commercially reasonable efforts to cause Orchid to comply with all applicable laws.

Pursuant to the terms of the Management Agreement, the Manager will provide Orchid with a management team, including Orchid’s Chief Executive Officer, Chief Financial Officer and Chief Investment Officer or similar positions, along with appropriate support personnel to provide the management services described in the Management Agreement.  None of the officers or employees of the Manager will be exclusively dedicated to Orchid.

The Manager has not assumed any responsibility other than to render the services called for under the Management Agreement in good faith and is not responsible for any action of Orchid’s Board of Directors in following or declining to follow its advice or recommendations, including as set forth in the investment guidelines.  The Manager and its affiliates, and the directors, officers, employees, members and stockholders of the Manager and its affiliates, will not be liable to Orchid or its Board of Directors or stockholders for any acts or omissions performed in accordance with and pursuant to the Management Agreement, except by reason of acts constituting bad faith, willful misconduct, gross negligence or reckless disregard of their respective duties under the Management Agreement.  Orchid has agreed to indemnify the Manager and its affiliates, and the directors, officers, employees, members and stockholders of the Manager and its affiliates, with respect to all expenses, losses, damages, liabilities, demands, charges and claims in respect of or arising from any acts or omissions of the Manager, its affiliates, and the directors, officers, employees, members and stockholders of the Manager and its affiliates, performed in good faith under the Management Agreement and not constituting bad faith, willful misconduct, gross negligence or reckless disregard of their respective duties.  The Manager has agreed to indemnify is and Orchid’s directors, officers and stockholders with respect to all expenses, losses, damages, liabilities, demands, charges and claims in respect of or arising from any acts or omissions of the Manager constituting bad faith, willful misconduct, gross negligence or reckless disregard of its duties under the management agreement. The Manager will maintain reasonable and customary “errors and omissions” and other customary insurance coverage upon the completion of this offering.

The Manager is required to refrain from any action that, in its sole judgment made in good faith, (i) is not in compliance with the investment guidelines, (ii) would adversely affect Orchid’s qualification as a REIT under the Code or Orchid’s status as an entity exempted from investment company status under the Investment Company Act, or (iii) would violate any law, rule or regulation of any governmental body or agency having jurisdiction over is or of any exchange on which Orchid’s securities are listed or that would otherwise not be permitted by Orchid’s charter or bylaws. If the Manager is ordered to take any action by Orchid’s Board of Directors, the Manager will notify Orchid’s Board of Directors if it is the Manager’s judgment that such action would adversely affect such status or violate any such law, rule or regulation or Orchid’s charter or bylaws. The Manager, its directors, officers or members will not be liable to Orchid or its Board of Directors or stockholders for any act or omission by the Manager, its directors, officers or stockholders except as provided in the Management Agreement.

Term and Termination.  The Management Agreement has an initial term expiring on February 20, 2016.  The Management Agreement will be automatically renewed for one-year terms thereafter unless terminated by either Orchid or the Manager.  The Management Agreement does not limit the number of renewal terms.  Either Orchid or the Manager may elect not to renew the Management Agreement upon the expiration of the initial term of the Management Agreement or upon the expiration of any automatic renewal terms, both upon 180 days’ prior written notice to the Manager or Orchid. Any decision by Orchid to not renew the Management Agreement must be approved by the majority of Orchid’s independent directors.  If Orchid chooses not to renew the Management Agreement, it will pay the Manager a termination fee, upon expiration, equal to three times the average annual management fee earned by the Manager during the prior 24-month period immediately preceding the most recently completed calendar quarter prior to the effective date of termination.  Orchid may only elect not to renew the Management Agreement without cause with the consent of the majority of Orchid’s independent directors.  If Orchid elects not to renew the Management Agreement without cause, it may not, without the consent of the Manager, employ any employee of the Manager or any of its affiliates, or any person who has been employed by the Manager or any of its affiliates at any time within the two year period immediately preceding the date on which the person commences employment with Orchid during the term of the Management Agreement and for two years after its expiration or termination.  In addition, following any termination of the Management Agreement, Orchid must pay the Manager all compensation accruing to the date of termination. Neither Orchid nor the Manager may assign the Management Agreement in whole or in part to a third party without the written consent of the other party, except that the Manager may delegate the performance of any its responsibilities to an affiliate so long as the Manager remains liable for such affiliate’s performance.

Furthermore, if Orchid decides not to renew the Management Agreement without cause as a result of the determination by the majority of Orchid’s independent directors that the management fee is unfair, the Manager may agree to perform its management services at fees the majority of Orchid’s Board of Directors determine to be fair, and the Management Agreement will not terminate.  The Manager may give Orchid notice that it wishes to renegotiate the fees, in which case Orchid and the Manager must negotiate in good faith, and if they cannot agree on a revised fee structure at the end of the 60-day negotiation period, the Management Agreement will terminate, and Orchid must pay the termination fees described above.

Orchid may also terminate the Management Agreement with 30 days’ prior written notice for cause, without paying the termination fee, if any of the following events occur, which will be determined by a majority of Orchid’s independent directors:

•
the Manager’s fraud, misappropriation of funds or embezzlement against is or gross negligence (including such action or inaction by the Manager which materially impairs Orchid’s ability to conduct its business);

•
the Manager fails to provide adequate or appropriate personnel that are reasonably necessary for the Manager to identify investment opportunities for Orchid and to manage and develop its investment portfolio if such default continues uncured for a period of 60 days after written notice thereof, which notice must contain a request that the same be remedied;

•
a material breach of any provision of the Management Agreement (including the failure of the Manager to use reasonable efforts to comply with the investment guidelines) if such default continues uncured for a period of 30 days after written notice thereof, which notice must contain a request that the same be remedied;

•
the Manager or the Company commences any proceeding relating to its bankruptcy, insolvency, reorganization or relief of debtors or there is commenced against the Manager or the Company any such proceeding;

•	the Manager is convicted (including a plea of nolo contendre) of a felony;

•	a change of control (as defined in the Management Agreement) of the Manager or the Company;

•	the departure of certain key individuals from the senior management of the Manager during the initial term of the Management Agreement; or

•	the dissolution of the Manager.

Management Fee.  The management fee will be payable monthly in arrears in an amount equal to 1/12th of (a) 1.50% of the first $250,000,000 of Orchid’s equity (as defined below), (b) 1.25% of Orchid’s equity that is greater than $250,000,000 and less than or equal to $500,000,000, and (c) 1.00% of Orchid’s equity that is greater than $500,000,000.

“Equity” equals Orchid’s month-end stockholders’ equity, adjusted to exclude the effect of any unrealized gains or losses included in either retained earnings or other comprehensive income (loss), as computed in accordance with GAAP.

The Manager will calculate each monthly installment of the management fee within 15 days after the end of each calendar month, and Orchid will pay the monthly management fee with respect to each calendar month within five business days following the delivery of the Manager’s statement setting forth the computation of the monthly management fee for such month.

 Reimbursement of Expenses.  Orchid will pay, or reimburse the Manager, for all of Orchid’s operating expenses.  Orchid will not have any employees and will not pay Orchid’s officers any cash or non-cash equity compensation.  Pursuant to the terms of the Management Agreement, (i) Orchid is not responsible for the salaries, benefits or other employment related expenses of Orchid’s and the Manager’s officers and any Company employees that provide services to Orchid under the Management Agreement (other than the compensation of Orchid’s Chief Financial Officer) and (ii) the Manager will pay all expenses in connection with the Offering. The costs and expenses required to be paid by Orchid include, but are not limited to:

•	transaction costs incident to the acquisition, disposition and financing of Orchid’s investments;

•	expenses incurred in contracting with third parties;

•	Orchid’s allocable share of the compensation of Orchid’s Chief Financial Officer based on Orchid’s percentage of the aggregate amount of the Manager’s assets under management and the Company’s assets;

•	external legal, auditing, accounting, consulting, investor relations and administrative fees and expenses;

•	the compensation and expenses of Orchid’s directors (excluding those directors who are employees of the Company) and the cost of liability insurance to indemnify Orchid’s directors and officers;

•
all other insurance costs including (i) liability or other insurance to indemnify (a) the Manager, (b) underwriters of any securities of Orchid, (ii) “errors and omissions” insurance coverage and (iii) any other insurance deemed necessary or advisable by Orchid’s Board of Directors for the benefit of Orchid and its directors and officers;

•
the costs associated with Orchid’s establishment and maintenance of any repurchase agreement facilities and other indebtedness (including commitment fees, accounting fees, legal fees, closing costs and similar expenses);

•	expenses associated with other securities offerings by Orchid;

•	expenses relating to the payment of dividends;

•	costs incurred by personnel of the Manager for travel on Orchid’s behalf;

•
expenses connected with communications to holders of Orchid’s securities and in complying with the continuous reporting and other requirements of the Securities and Exchange Commission and other governmental bodies;

•	transfer agent and exchange listing fees;

•	the costs of printing and mailing proxies and reports to Orchid’s stockholders;

•
Orchid’s pro rata portion (based on Orchid’s percentage of the aggregate amount of the Manager’s assets under management and the Company’s assets) of costs associated with any computer software, hardware or information technology services that are used by us;

•
Orchid’s pro rata portion (based on Orchid’s percentage of the aggregate amount of the Manager’s assets under management and the Company’s assets) of the costs and expenses incurred with respect to market information systems and publications, research publications and materials used by us;

•	settlement, clearing, and custodial fees and expenses relating to Orchid;

•
the costs of maintaining compliance with all federal, state and local rules and regulations or any other regulatory agency (as such costs relate to is), all taxes and license fees and all insurance costs incurred on behalf of Orchid;

•	the costs of administering any of Orchid’s incentive plans; and

•
Orchid’s pro rata portion (based on Orchid’s percentage of the aggregate amount of the Manager’s assets under management and the Company’s assets) of rent (including disaster recovery facility costs and expenses), telephone, utilities, office furniture, equipment, machinery and other office, internal and overhead expenses of the Manager and its affiliates required for Orchid’s operations.

The following costs and expenses shall not become reimbursable until the first calendar quarter after the calendar quarter in which Orchid’s ending balance of stockholders’ equity equals $100.0 million or more for the first time.  Until such date, the Manager will pay all such overhead expenses; however, Orchid will continue to be responsible for all other expenses.

•
(i) The design and maintenance of Orchid’s web site or sites and (ii) Orchid’s pro rata share, based on Orchid’s percentage of the aggregate amount of the Manager’s assets under management and the Company’s assets (measured as of the first day of each month), of any computer software, hardware or information technology services that is used by Orchid and the Company;

•
Market information systems and publications, research publications and materials, and settlement, clearing and custodial fees and expenses; provided, however, that Orchid shall only be responsible for its pro rata share of such expenses, based on Orchid’s percentage of the aggregate amount of the Manager’s assets under management and the Company’s assets (measured as of the first day of each month), where such expenses were not incurred solely for the benefit of Orchid;

•
Rent (including disaster recovery facilities costs and expenses), telephone, utilities, office furniture, equipment, machinery and other office, internal and overhead expenses of the Manager and its affiliates required for Orchid’s operations; provided, however, that Orchid shall only be responsible for its pro rata share of such expenses, based on Orchid’s percentage of the aggregate amount of the Manager’s assets under management and the Company’s assets (measured as of the first day of each month), where such expenses were not incurred solely for the benefit of Orchid; and

•
Orchid’s allocable share of the compensation of its Chief Financial Officer, including, without limitation, annual base salary, bonus, any related withholding taxes and employee benefits, based on the percentage of time spent on Orchid’s affairs.

Allocation Agreement

Orchid’s targeted assets are typically available only in specified quantities, and many of Orchid’s targeted assets are also targeted assets for the Company.  As a result, in certain cases, the Company and the Manager may be unable to buy as much of any given asset as required to satisfy the needs of both the Company and Orchid.  In these cases, investment opportunities will be allocated to the Company and Orchid in accordance with the Allocation Agreement and any other investment allocation procedures and policies that are adopted by the Company and the Manager.  Investment opportunities will typically be allocated to the Company and Orchid in proportion to their needs and available capital.

The Allocation Agreement will permit departure from such proportional allocation when (i) allocating purchases of whole-pool Agency RMBS, because those securities cannot be divided into multiple parts to be allocated among various accounts and (ii) such allocation would result in an inefficiently small amount of the security being purchased for an account.  In these cases, the Allocation Agreement allows for a protocol of allocating assets so that, on an overall basis, the Company and Orchid are treated equitably.  Specifically, investment opportunities will be allocated in good faith and principally on the following factors:

•	the primary investment strategy and the stage of portfolio development of the Company and Orchid;

•	the effect of the potential investment on the diversification of the Company’s portfolio and Orchid’s portfolio by coupon, purchase price, size, prepayment characteristics and leverage;

•	the cash requirements of the Company and Orchid;

•	the anticipated cash flow of the Company and Orchid; and

•	the amount of funds available to the Company and Orchid and the length of time such funds have been available for investment.

The Allocation Agreement also includes controls for cross transactions, principal transactions and split price executions:

•
Cross transactions — are defined as transactions between Orchid or one of its subsidiaries, if any, on the one hand, and the Company or any other account managed by the Manager, on the other hand.  The Manager may engage in a cross transaction when the transaction is in the best interests of, and is consistent with the objectives and policies of, both accounts involved in the transaction.  The Manager may enter into cross transactions where it acts on behalf of both parties to the transaction.  Upon written notice to the Manager, Orchid may at any time revoke Orchid’s consent to the Manager’s executing cross transactions.  Additionally, unless approved in advance by a majority of Orchid’s independent directors or pursuant to and in accordance with a policy that has been approved by a majority of Orchid’s independent directors, all cross transactions must be effected at the then-prevailing market prices.  Assets for which there are no readily observable market prices may be purchased or sold in cross transactions (i) at prices based upon third party bids received through auction, (ii) at the average of the highest bid and lowest offer quoted by third party dealers or (iii) according to another pricing methodology approved by the Manager’s chief compliance officer.

•
Principal transactions — are defined as transactions between the Company or the Manager (or any related party of the Company or the Manager, which includes employees of the Company and the Manager and their families), on the one hand, and Orchid or one of its subsidiaries, if any, on the other hand.  Certain cross transactions may also be considered principal transactions whenever the Manager or the Company (or any related party of the Manager or the Company, which includes employees of the Manager or the Company and their families) have a substantial ownership interest in one of the transacting parties. The Manager is only authorized to execute principal transactions with the prior approval of a majority of Orchid’s independent directors and in accordance with applicable law.  Such prior approval includes approval of the pricing methodology to be used, including with respect to assets for which there are no readily observable market prices.

•
Split price executions —the Manager is authorized to combine purchase or sale orders on Orchid’s behalf together with orders for the Company or for other accounts managed by the Manager or their affiliates and allocate the securities or other assets so purchased or sold, on an average price basis or other fair and consistent basis, among such accounts.

The term of the Allocation Agreement shall end on the earlier of the date on which (i) the Management Agreement terminates or expires in accordance with its terms, and (ii) the Manager is no longer a subsidiary or an affiliate of the Company.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

10.1	Management Agreement between Orchid Island Capital, Inc. and Bimini Advisors, LLC, dated February 20, 2013

10.2	Investment Allocation Agreement among Bimini Capital Management, Inc., Orchid Island Capital, Inc. and Bimini Advisors, LLC, dated February 20, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2013	BIMINI CAPITAL MANAGEMENT, INC.

	By:	/s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer